UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: February 10, 2004

     Date of earliest event reported: February 10, 2004

                                    DPL Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-9052	31-1163136
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)	Identification No.)

1065 Woodman Drive, Dayton, Ohio	45432
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(937) 224-6000

(Former name or former address, if changed since last report)

               On February 10, 2004, DPL Inc. announced 2003 full-year and Fourth Quarter Earnings. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 7(c).     Exhibits.

Item 12.        Results of Operations and Financial Condition.

99.1              Press release of DPL Inc. dated February 10, 2004.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: February 10, 2004

/s/ Caroline E. Muhlenkamp Name: Caroline E. Muhlenkamp Title: Group Vice President and Interim Chief Financial Officer

EXHIBIT INDEX

99.1      Press release of DPL Inc. dated February 10, 2004.